Exhibit 10.27

                               ACKNOWLEDGEMENT OF
                      INTELLECTUAL PROPERTY COLLATERAL LIEN

            This Acknowledgement of Intellectual Property Collateral Lien (this "Acknowledgement") is dated as of October 29, 2003, by EASY GARDENER PRODUCTS, LTD., a Texas limited partnership (the "Borrower"), EYAS INTERNATIONAL, INC., a Texas corporation, EG, L.L.C., a Nevada limited liability company, E G PRODUCT MANAGEMENT, L.L.C., a Texas limited liability company, WEATHERLY CONSUMER PRODUCTS GROUP, INC., a Delaware corporation, WEATHERLY CONSUMER PRODUCTS, INC., a Delaware corporation, and NBU GROUP, LLC, a Texas limited liability company (each a "Guarantor", and collectively with the Borrower, the "Grantors"), in favor of CapitalSource Finance LLC, a Delaware limited liability company, as administrative agent and collateral agent under the Loan Agreement (in such capacities, "Secured Party").

                              W I T N E S S E T H:

            WHEREAS, pursuant to that certain Term Loan and Security Agreement dated as of the date hereof among Grantors, Secured Party and the Lenders (as the same exists and may be amended, restated, supplemented, extended, renewed, replaced or otherwise modified from time to time, the "Loan Agreement"), the Lenders have agreed to provide Loans to the Grantors upon the terms and subject to the conditions set forth therein; and

            WHEREAS, the Grantors granted to Secured Party, for itself and the benefit of the Lenders, certain liens on the Collateral to secure their Obligations under the Loan Agreement; and

            WHEREAS, pursuant to the terms of the Loan Agreement the Grantors are required to execute and deliver this Acknowledgment in favor of Secured Party, for itself and the benefit of the Lenders;

            NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Secured Party and Lenders to enter into the Loan Documents and to make Loans to the Grantors thereunder, each Grantor hereby agrees with Secured Party as follows:

            Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement or, to the extent the same are used or defined therein, the meanings provided in Article 9 of the UCC in effect on the date hereof. Whenever the context so requires, each reference to gender includes the masculine and feminine, the singular number includes the plural and vice versa. This Acknowledgement shall mean such agreement as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, from time to time. Unless otherwise specified, all accounting terms not defined in the Loan Documents shall have the meanings given to such terms in and shall be interpreted in accordance with GAAP. References in this Acknowledgement to any Person shall include such Person and its successors and permitted assigns.

            Section 2. Reaffirmation of Grant of Security Interest in Intellectual Property Collateral. Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of such Grantor, hereby reaffirms its grant to Secured Party, for itself and the benefit of the Lenders, of a first priority security interest in the Collateral (subject to Priority Permitted Liens), and further collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to Secured Party, for itself and the benefit of the Lenders, and grants to Secured Party, for itself and the benefit of the Lenders, a lien on and security interest in all of its right, title and interest in, to and under the following Collateral of such Grantor (herein referred to as "Intellectual Property Collateral"):

      (a) all of its owned Trademarks and Trademark Licenses to which it is a party, including those referred to on Schedule I hereto;

      all renewals, reissues, continuations or extensions of the foregoing;

      all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark License;

      all Proceeds of the foregoing, including any claim by Grantor against third parties for past, present, future (i) infringement or dilution of any Trademark or Trademark licensed under any Trademark License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License;

      (b) all of its Copyrights and Copyright Licenses to which it is a party, including those referred to on Schedule II hereto;

      all renewals, reissues, continuations or extensions of the foregoing; and

      all Proceeds of the foregoing, including any claim by Grantor against third parties for past, present, future infringement or dilution of any Copyright or Copyright licensed under any Copyright License; and

      (c) all of its Patents and Patent Licenses to which it is a party, including those referred to on Schedule III hereto;

      all renewals, reissues, continuations or extensions of the foregoing; and

      all Proceeds of the foregoing, including any claim by Grantor against third parties for past, present or future infringement or dilution of any Patent or any Patent licensed under any Patent License.

            Section 3. Acknowledgement. The security interests reaffirmed herein are granted in conjunction with the security interest granted to Secured Party, for itself and the benefit of the Lenders, pursuant to the Loan Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of Secured Party and Lenders with respect to the security interest in the Intellectual Property Collateral made and granted hereby are more fully set forth in the Loan Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. Notwithstanding anything herein to the contrary, this Acknowledgement is subject to the terms and conditions of the Intercreditor Agreement in all respects. To the extent that there is any conflict or inconsistency between this Acknowledgement and the Loan Agreement, the terms and conditions of the Loan Agreement shall govern.

                            [Signature page follows]

            IN WITNESS WHEREOF, each Grantor has caused this Acknowledgment of Intellectual Property Collateral Lien to be executed and delivered by its duly authorized officer as of the date first set forth above.

EASY GARDENER PRODUCTS, LTD, a Texas limited
Partnership

By:  E G Product Management, L.L.C.,
     its General Partner


By: /s/ Richard Grandy
    ------------------
Name: Richard Grandy
      --------------
Title: Manger
       ------


EYAS INTERNATIONAL, INC., a Texas corporation

By: /s/ Richard Grandy
    ------------------
Name: Richard Grandy
      --------------
Title: President
       ---------


EG, L.L.C., a Nevada limited liability company

By: /s/ Richard Grandy
    ------------------
Name: Richard Grandy
      --------------
Title: Manager
       -------


E G PRODUCT MANAGEMENT, L.L.C., a Texas limited liability company

By: /s/ Richard Grandy
    ------------------
Name: Richard Grandy
      --------------
Title: Manager
       -------


WEATHERLY CONSUMER PRODUCTS GROUP, INC., a
Delaware corporation


By: /s/ Richard Grandy
    ------------------
Name: Richard Grandy
      --------------
Title: President
       ---------

WEATHERLY CONSUMER PRODUCTS, INC., a
Delaware corporation


By: /s/ Richard Grandy
    ------------------
Name: Richard Grandy
      --------------
Title: President
       ---------


NBU GROUP, LLC, a Texas limited liability company


By: /s/ Richard Grandy
    ------------------
Name: Richard Grandy
      --------------
Title: President
       ---------

Accepted and Agreed:

CAPITALSOURCE FINANCE LLC, as Secured Party


By: /s/ Joseph Turitz
    -----------------
Name: Joseph Turitz
      -------------
Title: Associate General Counsel
       -------------------------

                                   SCHEDULE I
                                       to
                  ACKNOWLEDGEMENT OF INTELLECTUAL PROPERTY LIEN
                             TRADEMARK REGISTRATIONS

A.    REGISTERED TRADEMARKS

      Including Mark Reg. No. and Date

B.    TRADEMARK APPLICATIONS

C.    TRADEMARK LICENSES

      Including Name of Agreement, Parties and Date of Agreement


                                  SEE ATTACHED

                                   SCHEDULE II
                                       to
                  ACKNOWLEDGEMENT OF INTELLECTUAL PROPERTY LIEN
                             COPYRIGHT REGISTRATIONS

A.    REGISTERED COPYRIGHTS

      Including Copyright Reg. No. and Date

B.    COPYRIGHT APPLICATIONS

C.    COPYRIGHT LICENSES

Including Name of Agreement, Parties and Date of Agreement

                                      NONE

                                  SCHEDULE III
                                       to
                  ACKNOWLEDGEMENT OF INTELLECTUAL PROPERTY LIEN
                              PATENT REGISTRATIONS

A.    REGISTERED PATENT

      Including Patent Reg. No. and Date

B.    PATENT APPLICATIONS

C.    PATENT LICENSES

Including Name of Agreement, Parties and Date of Agreement

                                  SEE ATTACHED